Exhibit 10.4

Execution Copy

CONSENT AND RELEASE

This CONSENT AND RELEASE (this “Consent and Release”), dated as of July 30, 2007, is made and entered into by and among Royalty Securitization Trust I, a Delaware statutory trust (“RST”), Royalty Financial Company LLC, a Delaware limited liability company (“RFC”), Paul Royalty Fund, L.P., a Delaware limited partnership formerly known as Paul Capital Royalty Acquisition Fund, L.P. (“PRF”), Vita Special Purpose Corp., a Delaware corporation a wholly-owned subsidiary of VLI (“VSP”), Vita Licensing, Inc., a Delaware corporation (“VLI”), and Orthovita, Inc., a Pennsylvania corporation (“Orthovita”), sometimes referred to herein individually as a “Party” and together as the “Parties.” All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement (as defined below).

WHEREAS, RST and Orthovita have entered into a Purchase and Sale Agreement, dated as of July 30, 2007 (the “Agreement”) pursuant to which, among other things, RST agreed to sell, assign, convey and transfer to Orthovita, and Orthovita agreed to purchase from RST, the Assigned Interests;

WHEREAS, RST, RFC, PRF and Orthovita have entered into an Assignment Agreement, dated as of July 30, 2007 (the “Assignment”) pursuant to which RST transferred, sold, conveyed and assigned to Orthovita, and each of RFC and PRF transferred, sold, conveyed and assigned to Orthovita, all of the rights and interests that each of RST, RFC or PRF have in, the Assigned Interests;

WHEREAS, VLI entered into the Pledge Agreement, dated October 16, 2001, by and between VLI and PRF providing for, among other things, the grant by VLI in favor of PRF of a security interest in the Collateral as defined therein;

NOW, THEREFORE, the Parties, intending to be legally bound, hereby consent and agree as follows:

1.	Consent. VSP hereby consents to the Transfer of the Assigned Interests pursuant to the Agreement and Assignment by RST, RFC and PRF to Orthovita.

2.	Release by each of VSP, VLI and Orthovita. Each of VSP, VLI and Orthovita hereby releases, discharges and forever acquits RST, RFC, PRF and Indenture Trustee from any and all claims, demands, actions, rights, causes of action, obligations and liabilities of any and every kind or nature whatsoever, each of VSP, VLI and Orthovita may have under the RIAA and each other Transaction Document (as defined in the RIAA);

3.	Release by each of RST, RFC and PRF. Each of RST, RFC and PRF hereby releases, discharges and forever acquits each of VSP, VLI and Orthovita from any and all claims, demands, actions, rights, causes of action, obligations and liabilities of any and every kind or nature whatsoever, each of RST, RFC and PRF may have under the RIAA and each other Transaction Document (as defined in the RIAA);

4.	Further Assurances. Each Party shall execute, acknowledge and deliver to any other Party any and all documents or instruments, and shall take any and all actions, reasonably required by such other Party, to confirm or effect the matters set forth in this Consent and Release, or otherwise to carry out the purposes contemplated hereby.

5.	Governing Law. THIS CONSENT AND RELEASE SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL BUSINESS LAW OF THE STATE OF NEW YORK).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Consent and Release as of the date first above written.

ROYALTY SECURITIZATION TRUST I

By:	Deutsche Bank Trust Company
Delaware, not in its individual capacity,
but solely as Owner Trustee

By:	/s/ Michelle Siwik
	Name:	Michelle Siwik
	Title:	Associate

By:	/s/ Edward A. Reznick
	Name:	Edward A. Reznick
	Title:	President

[SIGNATURE PAGE TO CONSENT AND RELEASE]

PAUL ROYALTY FUND, L.P.

By:	Paul Capital Management, LLC,
its General Partner

By:	Paul Capital Advisors, L.L.C.,
its Manager

By:	/s/ Lionel Leventhal
	Name:	Lionel Leventhal
	Title:	Manager

[SIGNATURE PAGE TO CONSENT AND RELEASE]

ROYALTY FINANCIAL COMPANY LLC

By:	Paul Capital Advisors, L.L.C., its Manager

By:	/s/ Lionel Leventhal
	Name:	Lionel Leventhal
	Title:	Manager

[SIGNATURE PAGE TO CONSENT AND RELEASE]

VITA SPECIAL PURPOSE CORP.

By:	/s/ Antony Koblish
	Name:	Antony Koblish
	Title:	President

[SIGNATURE PAGE TO CONSENT AND RELEASE]

VITA LICENSING, INC.

By:	/s/ Antony Koblish
	Name:	Antony Koblish
	Title:	President

[SIGNATURE PAGE TO CONSENT AND RELEASE]

ORTHOVITA, INC.

By:	/s/ Antony Koblish
	Name:	Antony Koblish
	Title:	President & CEO

[SIGNATURE PAGE TO CONSENT AND RELEASE]

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